Prospectus supplement dated February 14, 2020
to the following prospectus(es):
NEA Valuebuilder dated May 1, 2019
INVESCO PCVUL dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are hereby made to the prospectus:
At a meeting of the Board of Trustees (the "Board") of BNY Mellon Variable Investment Fund (the "Trust") the Board approved the liquidation (the "Liquidation") pursuant to which the BNY Mellon Variable Investment Fund: Quality Bond Portfolio (the "Fund") will be liquidated. The liquidation is expected to occur on or about April 30, 2020 (the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the contract:
•	Effective on or about March 31, 2020, the Fund will no longer be available for purchase or exchanges by new investors. Shareholders of the Fund may continue to make subsequent investments until the Liquidation Date.
•	Prior to the Liquidation Date and pursuant to the terms of your contract/policy, you may transfer your allocations from the Fund to any investment option available in your contract/policy.
•	On or about the Liquidation Date, any remaining assets of the Fund will be transferred to the Nationwide Variable Insurance Trust – NVIT Government Money Market Fund (the "Acquiring Fund").
•	After the Liquidation Date, any and all references in the prospectus to the Fund are deleted and replaced with the Acquiring Fund.
PROS-0400
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